TARONIS
F U E L S

Cleaner – Safer – Smarter

Q1 2020 Investor Presentation

OTC: TRNF

Forward Looking Statements

This presentation forward-looking statements as defined within Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events, including our ability to raise capital, or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

For a discussion of these risks and uncertainties, please see our filings with the Securities and Exchange Commission. Our public filings with the SEC are available from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov.

Taronis Fuels Corporate Mission Statement:

Cleaner: Our technology must support the United Nations Sustainability Development Goals (SDG). Our technology directly supports 9 of the 17 SDGs.

Safer: Our products must offer a clear safety benefit. Our goal is to prevent accidents and save lives.

Smarter: Our products must deliver measurable cost saving efficiencies.

Intro

- **Taronis Fuels is a renewable fuel & power generation company. We produce sustainable, socially responsible alternatives to existing fossil fuel & industrial gas products.**
  - Our products are made with common industrial & medical waste materials.
  - Our production process can conserve billions of gallons of fresh water.
  - Our products are hydrogen based, which helps shift away from the carbon economy.

- **Our first commercially competitive product is a metal cutting fuel.**
  - Potential to be highly disruptive to the acetylene & propylene industry, a $7-8 billion global market.

- **We seek to deliver a renewable & sustainable alternative to propane by 2022.**
  - The global propane market is approximately $22-25 billion.

- **Our goal is to provide a sustainable alternative to existing bio-fuel micro grid power generation by 2025.**
  - This is in excess of a $100 billion global market.

Our Technology

- We operate the only submerged plasma arc technology in commercial use today.
- Our Venturi flow design enables us to control the speed of fluids passing near the plasma arc.
- This allows us to manage the residence time, or close proximity to the heat & energy of the plasma arc.
- This ability is a key differentiator & driving force behind the economic superiority of our gasification process.



High Heat Area
Gasification Zone
Granite Venturi
Granite Venturi
Electrode
Plasma Arc
Electrode

Our Technology: Sustainable and Renewable



- Our technology can produce a synthetic gas from any fluid feedstock that includes hydrogen and oxygen.
- We have produced fuel products from food wastes, medical wastes, plant based oils and industrial wastes.
- Today we primarily use waste ethanol supplied from the medical industry as our preferred feedstock.
- The end result is that we generate and refine fuels that are primarily ionized hydrogen gas.
- Our core product has end use applications for industrial and residential use.

Extensive Technology Validation

- Taronis has partnered with more than 20 independent gas, chemical, and safety engineering leaders for extensive independent validation.

- Together, we have conducted more than 30 efficacy, safety and environmental validation studies for our products.

- Our products are widely recognized for our innovation and potential global impact.

Rapidly Improving Economic Model

Track Record of Production Gains

- We have reduced production costs by 88% from 2012 to 2019.
- We are now 25-35% cheaper to produce than acetylene.
- We expect to further reduce production costs by an additional 30%+ by mid-2020.

YEAR	COST / CU FT	COST CUT	PRODUCTION COST PARITY
2012	$.80+	-	N/A
2014	$0.50	38%	N/A
2017	$0.19	62%	PROPYLENE
2018	$0.13	32%	ACETYLENE
Q1 2019	$0.095	27%	ACETYLENE
Q1 2020	**$0.065**	**32%**	**PROPANE**
Q1 2022	$0.025	62%	NATURAL GAS

- **We now use our pricing power to accelerate marketing & take market share.**
- **We have the pricing power to dominate a $7-8 billion acetylene market.**

Metal Cutting Fuel Competitive Landscape


Metal Cutting Fuels
Global Market Share
Acetylene, 80.00%
Propane, 17.00%
Enhanced Propane Blends, 2.50%
Other Products, 0.50%
$7-8 Billion Market


Metal Cutting Fuels
Flame Temperatures
Flame Temperature, Fahrenheit
12,000
10,000
8,000
6,000
4,000
2,000
0
5,612
5,072
9,572
9,752
10,400
Acetylene
Propane
MAPP
HGX-3 Propane
Taronis

Only our disruptive technology can deliver a superior flame temperature. This added heat drives many functional benefits.

Higher Flame Temperature = Added Functionality





- MagneGas is the only sustainable & renewable metal cutting fuel product available in the US today.

- Our product has a flame temperature that is 85% hotter than acetylene.

- Additional heat enables faster execution:
  - 40-70% faster cutting times.
  - 300-500% thicker metals can be cut.
  - Multiple stacked plates can be cut simultaneously.
  - Piercing in a fraction of the time.
  - Little to no slag and soot reduces after cut work.

- **All of these benefits lead to 50%+ reduction in labor costs for the end user.**

US Growth Strategy

- The US industrial gas & welding supply market is approximately $50 billion.
  - Industrial gases are ~$30-35 billion.
  - Metal cutting fuel is $2-2.5 billion subset of gases.
  - Hard goods are $15-20 billion.



- We target clients that have a significant need for metal cutting fuels.
- Through our retail channels, we lead with MagneGas as a disruptive, highly beneficial product.



- When clients adopt our proprietary product, we cross sell a range of other commoditized gases & hard goods.
- We effectively leverage $1 of MagneGas to cross sell $30+ of other goods.

Expanding US Distribution Capabilities

US Retail and Wholesale Coverage Map

- Our US retail brand operates as MagneGas Welding Supply.
- We operate 22 retail locations in California, Texas, Louisiana & Florida.
- California & Texas are the largest US markets for industrial gas & metal cutting fuels.


5 Year Expansion Plan
Blue Dots: 22 US Locations
Red: US Retail Capabilities
Yellow: Wholesale Capabilities

- We are a top 5 independent operator in each of these markets.
- We plan to cover the entire Sunbelt region within 5 years.

MagneGas WELDING SUPPLY

Demonstrated Acceleration in Revenues

- We have increased our sales more than 6.5x from 2017 to 2019.
- We have a clearly defined strategy to drive annual sales growth 20%+.
- We intend to augment our strategy with 20%+ revenue growth via acquisitions.
- We believe our competitive advantage will enable us to become a top 5 US national competitor in three years.
- With MagneGas and unit sales as key sales components, we believe we can deliver 20%+ EBITDA margins.



$ million in annual revenues
0
20
40
60
80
100
120
2017
2018
2019E
2020P
2021P
2022P

International Competitive Advantages

Our international strategy focuses on our key technological and environmental advantages to disrupt a $7 billion industry outside the US.



Water Conservation:

We focus on water constrained economies. Our gas production process has a zero water footprint.

Acetylene pollutes 3 billion gallons of freshwater annually.


REDUCING OUR
ENVIRONMENTAL FOOTPRINT
THROUGH
SUSTAINABLE
PRACTICES

Sustainability:

We produce the only renewable metal cutting fuels on the planet.

We prioritize markets that legislate sustainability as a top priority for industry.


WORKER
SAFETY

Safety:

We are dedicated to eliminating needless accidents, injuries and fatalities within the industries we serve.

MagneGas is a proven safer alternative to acetylene.

Turkey: 1st Scaled Licensing Contract



- **$165MM initial contract excluding royalties.**
- **Potential for a further $200MM in additional unit sales within 2 years.**
- **First 5 units ordered December 2019.**

- Taronis established a strong relationship with a consortium of the largest industrial gas distributors in Turkey.
- Taronis negotiated a limited area of exclusivity that would include the purchase of our gasification units, a 10-year maintenance agreement for each unit, and a 3% perpetual royalty.
- Each unit carries a purchase price of $3.75MM, and each unit includes a $1.75MM maintenance contract.
- We estimate up to 100 units may be required to service the entire country within 5 years.
- The Turkish government has informed Taronis that it is in the process of banning acetylene.

Turkey As a Major Industrial Economy

Republic of Turkey by Economic Region


ISTANBUL
ÇANAKKALE
BURSA
ANKARA
BOGAZKALE
SIVAS
TRABZON
KARS
ERZURUM
DOUGBAYAZIT
KAYSERI
MALATYA
BITLIS
VAN
IZMIR
KONYA
ADIYAMAN
DIYARBAKIR
SANLIURFA
MARDIN
BODRUM
ANTALYA
ADANA
GAZIANTEP
FETHIYE

•Turkey is a highly industrialized, manufacturing based economy, ranking 19th globally as measured by GDP.

•Turkey is one of the largest producers of autos, with over 2MM produced annually.

•Ford, Honda, Toyota, Renault, Mercedes and Volkswagen have all based major production plants in Turkey.

•Electronics, aviation, manufacturing, oil and gas and shipping are also among the top industries.

Turkey: A Global Shipbuilder and Recycling Hub

- Turkey has an 800-year tradition of shipbuilding for Europe, North Africa, and Asia.
- Turkey is currently the 9th largest shipbuilder in the world.
- Turkey generates over $600 million in annual revenues from ship repair and maintenance.
- Turkey has 23 ship recycling facilities, processing over 600 light displacement tonnage (LDT) per year.



Yalova Shipyards Region
Tuzla Shipyards Region
KASTAMONU (1)
İSTANBUL (28)
ZONGULDAK (9)
SAKARYA (1)
ÇANAKKALE (2)
İZMİT (6)
YALOVA (26)
SAMSUN (1)
ORDU (1)
TRABZON (1)
Aliağa Ship Recycling Region (23)
79 Active Shipyards
ADANA (1)

Amsterdam: Our European Expansion Model

Port Authority	European Ranking	Global Cargo (Tons)	Global Traffic (TEUs)
Rotterdam	#1	#5	#11
Antwerp	#2	#17	#14
Hamburg	#3	#29	#17
Marseille	#4	#46	#91
Amsterdam	#5	#41	NR



Three of the five largest EU ports



Advantages for Sustainable Technology in Europe:

- EU has legislated a series of clean tech & renewable initiatives to prioritize sustainability.
- This enables Taronis to a adopt high-margin, lean staffing model marketing our proprietary fuels.
- The port regions are the most industrialized regions in Europe.
- Each port has 500+ heavy industry prospective clients for our renewable fuels.



Why the Netherlands for European Union Launch:

- The Netherlands is a global leader in sustainability.
- Rotterdam is a global driver in environmental responsibility.
- 4 of the top 5 European ports are within a few hours of each other.

Port of Amsterdam Site Details

PHASE 2 CONCEPT



Port of Amsterdam

- We are located at an emerging renewables specialty park, leased through 2029.
- This location is on the west side of the port, close to many prime industrial clients.
- This site can eventually house up to five 300KW Venturi gasification units, with modular design minimizing scaling costs.
- We can rapidly scale to produce 100,000 cylinders annually, generating $11MM in sales from this location.

Notable Client Adoption

UNITED STATES NAVY
U.S. ARMY
GE
FIRE DEPARTMENT CITY OF NEW YORK
GM
INTERNATIONAL ASSOCIATION OF BRIDGE, STRUCTURAL, ORNAMENTAL AND REINFORCING IRON WORKERS
AJAX
NASA

COVANTA
Powering Today. Protecting Tomorrow.
Yellowfin Est. 1998
Garden St. IRON & METAL INC
DUKE ENERGY

SDI Steel Dynamics, Inc.
ZACHRY
MTA New York City Transit

CATERPILLAR
P&G Procter & Gamble
BAY-TECH INDUSTRIES, INC.
HAYWARD BAKER

EAGLE RAILCAR SERVICES
GGG DEMOLITION, INC.
GOING|GOING|GONE
BAUER
United Rentals
WM WASTE MANAGEMENT

Management & Board of Directors

Management

Scott Mahoney, CFA
Chief Executive Officer, President and Director

Tyler Wilson, Esq.
Chief Financial Officer, General Counsel, Secretary

Richard Conz
Chief Technology Officer

Jack Armstrong
VP of International Business Development

Sean Egan
VP of External Reporting

Shelley Kitts
VP of Internal Controls, Controller

Board of Directors

Robert Dingess
Independent Chairman of the Board

Scott Mahoney, CFA
Chief Executive Officer, Director

Kevin Pollack
Independent Director

William Staunton
Independent Director

Peter Molloy
Independent Director

Key Corporate Relationships

Auditors: MARCUM — ACCOUNTANTS ▲ ADVISORS

Securities Counsel: ANTHONY L.G., PLLC — A CORPORATE LAW FIRM

UK Advisors: INNOVATOR CAPITAL

EU Advisors: EY — Building a better working world